--------------------------------------------------------------------------------


                                                                  VAN ECK GLOBAL

                                                       Worldwide Insurance Trust


                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2002




                                   discipline



                                                             WORLDWIDE BOND FUND




allocation





                                                                       diversify



                          GLOBAL INVESTMENTS SINCE 1955

--------------------------------------------------------------------------------

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

Dear Shareholder:

The first half of 2002 proved to be very rewarding for global bond investors. While global economic growth rebounded from the low levels seen in 2001, world bond markets outperformed as equity markets came under pressure. Global bond investors also benefited from a weakening of the U.S. dollar versus almost all major currencies, which enhanced returns for U.S. dollar-based investors. As the U.S. currency began to lose favor with global investors, the euro strengthened by more than 11% and the Japanese yen gained over 10% against the dollar. We are pleased to report that the Van Eck Worldwide Bond Fund had a total return of 9.77% during the first six months of the year. The benchmark Salomon Smith Barney World Government Bond Index* returned 9.85% in U.S. dollar terms and 2.33% in local currency terms for the same time period.

BOND MARKET REVIEW

World bond markets suffered a slight setback during the first quarter as the global economic recovery that began late in 2001 seemed to gather steam. The United States contributed to this recovery by posting an annualized first quarter GDP of 6.1%. During the first three months of the year, global bond yields in Europe and North America began to inch higher and yield curves began to flatten. Investors were wagering that the strength of the global economic recovery would lead the world's central banks to begin reversing the aggressive monetary easing that had been in place since late 2001. However, the second quarter brought forth a new scenario as investors began to question whether the recovery in global demand was sustainable, and world equity markets headed lower. As the global economic recovery came into question, global bond yields fell (and, inversely, prices rose) and expectations of monetary tightening were pushed back toward 2003.

The U.S. bond market gained 3.57%+ for the first half of 2002. These gains came in the second quarter as questions arose as to whether or not any real demand supported the first quarter economic strength. Zero percent auto financing, seasonal adjustments associated with a very warm winter, and inventory restocking made it difficult to determine if the U.S. economy was really as strong as it appeared. After holding its ground for the first three months of the year, the U.S. dollar began to weaken dramatically in the second quarter. Investors began to focus on a return to twin deficits (budget and trade), a weak equity market, concerns over U.S. political leadership in the Middle East and the War on Terror, as well as U.S. corporate scandals. In this environment, the dollar declined nearly 14% versus the euro and by over 11% versus the yen during the second quarter.

The Fund maintained its overweight duration exposure to the U.S. bond market throughout the first half of the year. At June 30, the Fund had a U.S. weighting of 23.2% of total net assets. We remained overweight longer-maturity bonds throughout the half, which proved to be a sound strategy as the yield curve steepened during this time period. While we were overweight U.S. dollar exposure relative to the Index at the beginning of the year (30% for the Fund versus 25% for the Index), we reduced this exposure during the first quarter (to 22% at March 31) and again during the second quarter (to 20% at June 30). This benefited the Fund in a weak dollar environment.

Global growth concerns led bond yields lower in the Eurozone as well. In local terms, government bonds in the Eurozone performed much like their U.S. counterparts. For the first six months of 2002, Eurozone government bonds gained 2.35% in local currency terms. The weakening dollar provided a large boost to Eurozone government bonds in U.S. dollar terms, which ended the first half up 13.53%. Foreign investors became disenchanted with the U.S. dollar and showed their reluctance to continue to finance the U.S. current account deficit amid weak financial asset performance and weakening macroeconomic fundamentals. The Fund benefited from the Eurozone outperformance as we maintained an overweight position in government bonds in this region (at approximately 42% of Fund assets) and increased our euro currency exposure

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

during the first quarter. At June 30, the Fund's exposure to the euro stood at 43% of net assets, versus a weighting of 35% for the Index.

The Fund was slightly overweight United Kingdom government bonds during the first half of 2002. At June 30, the Fund had a 6% allocation to this market, down from 7.4% at year end. The UK government bond market gained 2.68% in local currency terms for the first half and 7.54% in U.S. dollar terms. While this market outperformed the U.S. bond market, it underperformed its European peers. The British Pound Sterling, while strengthening against the dollar by 5.4%, lagged the performance of the euro during the first six months of the year.

Sweden was the best performing bond market in Europe during the first half, with a 2.15% gain in local terms and a 16.59% return in U.S. dollar terms resulting primarily from the strength of the Swedish krona. With inflation bouncing up against the 3% level, Swedish Central banks raised rates twice for a total tightening of 50 basis points (0.50%) during 2002. This move was seen by investors as being vigilant against inflation and led to the outperformance of the krona. The Fund benefited from its overweight position in this bond market (3.3% of Fund assets at June 30).

We remain on the sidelines when it comes to the Japanese fixed income market due to the low levels of interest rates and continued deterioration of economic fundamentals. So far this year, the Japanese government bond market turned in the poorest performance of all global bond markets in local terms (+1.21%). However, a weakening dollar versus the yen led to a U.S. dollar return of 10.66% for Japanese Government bonds.

We maintained exposure to the emerging markets with U.S. dollar-denominated bond positions in Mexico and Brazil. The Fund's performance was negatively affected by these positions as they underperformed relative to the constituents of the benchmark Index. While the Mexican bond position ended the first half with positive performance, the Brazilian bond position was down quite sharply as this market was roiled by political uncertainty associated with the upcoming elections. We ended June with overweight positions in Brazil and Mexico at 2.0% and 3.0% of Fund assets, respectively.

The dollar bloc bond markets of Australia, Canada and New Zealand were also beneficiaries of U.S. dollar weakness during the first half of 2002. The Aussie and Kiwi currencies strengthened as commodity prices rose in the first quarter with the global economic recovery. The strength of these currencies, combined with the second quarter weakness of the U.S. dollar, added to gains in these markets. At June 30, our exposure to New Zealand was just over 6% of Fund assets, our Australian bond market exposure was 4.1%, and we added Canadian bond exposure of just under 5%. Year to date through June 30, U.S. dollar returns of government bonds were 20.30% for New Zealand, 12.13% for Australia, and 6.84% for Canada.

THE OUTLOOK

While most leading indicators of economic activity continue to point to moderate growth for the remainder of 2002, continued volatility in world equity markets seems to infer a weaker global growth scenario. We feel that the current weakness in financial asset prices may dampen consumer and business confidence, which may cause economic growth to be more muted than the current consensus. We also believe that, with continued overcapacity in the global economy, the inflationary environment should remain benign. It is our view that global bonds should continue to perform positively in such a scenario. We would look to reduce duration if economic activity were to surprise on the strong side.

As for currencies, we believe that the seven-year bull market for the U.S. dollar may be over. Deteriorating fiscal balances, weak equity markets, and U.S. corporate scandals will likely continue to pressure the greenback. We look to maintain our overweight position in foreign currency exposure going forward.

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

We continue to believe that an allocation to global bond markets can provide diversification benefits to shareholders. We appreciate your participation in the Van Eck Worldwide Bond Fund and look forward to helping you meet your investment goals in the future.


[Graphic Omitted]             [Graphic Omitted]

/s/ CHARLES T. CAMERON        /s/ GREGORY F. KRENZER
----------------------        ----------------------
CHARLES T. CAMERON            GREGORY F. KRENZER
CO-PORTFOLIO MANAGER          CO-PORTFOLIO MANAGER

July 8, 2002

All indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

*The Salomon Smith Barney (SSB) World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets.

+All country and region bond market returns are Salomon Smith Barney Government Bond Indices.

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT ILLUSTRATIVE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not take variable annuity/life fees and expenses into account.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

                             GEOGRAPHICAL WEIGHTINGS
                               AS OF JUNE 30, 2002


             [Data below represents pie chart in the printed piece]



            Germany             25.7%          Spain            4.2%
            United States       23.2%          Australia        4.1%
            New Zealand          6.2%          France           3.9%
            United Kingdom       6.0%          Sweden           3.3%
            Cash/Equivalents                   Mexico           3.0%
            Less Liabilities     5.6%          Ireland          2.8%
            Italy                5.1%          Brazil           2.0%
            Canada               4.9%

                               WORLDWIDE BOND FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

         PRINCIPAL                                            VALUE
COUNTRY   AMOUNT            BONDS                           (NOTE 1)
--------------------------------------------------------------------------------
BONDS AND NOTES:
AUSTRALIA: 4.1%
                    Australia Government Bond
    AUD 4,700,000   6.50% due 5/15/03                      $ 2,736,435
                                                           -----------
BRAZIL: 2.0%
                    Republic of Brazil Bond
    USD 2,000,000   11.25% due 7/26/07                       1,365,000
                                                           -----------
CANADA: 4.9%
                    Canadian Government Bond
    CAD 4,750,000   5.75% due 9/01/06                        3,277,996
                                                           ----------
FRANCE: 3.9%
                    French Government Bond
    EUR 2,700,000   3.75% due 1/12/2007                      2,590,385
                                                            ----------
GERMANY: 25.7%
                    Bundesrepublik Deutschland
                      Bonds
    EUR 3,579,043   7.375% due 1/03/05                       3,807,870
        2,709,847   6.00% due 1/04/07                        2,846,236
        5,000,000   5.00% due 7/04/11                        4,980,954
        3,000,000   4.75% due 7/04/28                        2,734,523
       3,000,000    4.50% due 7/04/09                        2,918,757
                                                           -----------
                                                            17,288,340
                                                           -----------
IRELAND: 2.8%
                    Irish Government Bond
    EUR 1,714,146   8.00% due 8/18/06                        1,914,866
                                                           -----------
ITALY: 5.1%
                    Italian Government Bond
    EUR 3,500,000   4.50% due 3/01/2007                      3,454,315
                                                           -----------
MEXICO: 3.0%
                    Telefonos de Mexico, S.A. Bond
    USD 2,000,000   8.25% due 1/26/06                        2,045,000
                                                           -----------
NEW ZEALAND: 6.2%
                    International Bank For
                      Reconstruction &
                      Development Bond
    NZD 4,000,000   7.50% due 11/30/05                       1,997,536
                    New Zealand Government Bond
    NZD 4,500,000   6.50% due 4/15/13                        2,154,100
                                                           -----------
                                                             4,151,636
                                                           -----------
SPAIN: 4.2%
                    Spanish Government Bond
    EUR 3,000,000   4.00% due 1/31/10                        2,793,451
                                                           -----------
SWEDEN: 3.3%
                    Swedish Government Bond
   SEK 20,000,000   6.00% due 2/09/05                        2,229,165
                                                           -----------
UNITED KINGDOM: 6.0%
                    Great Britain Government Bond
    GBP 2,400,000   7.50% due 12/07/06                       4,028,912
                                                           -----------
UNITED STATES: 23.2%
                    U.S. Treasury Notes
   USD 1,000,000    6.50% due 8/15/05*                       1,089,376
        5,000,000   5.50% due 5/15/09*                       5,291,410
        3,000,000   4.38% due 5/15/07*                       3,042,189
                    U.S. Treasury Bonds
       3,000,000    6.625% due 2/15/27*                      3,369,372
       3,000,000    5.25% due 2/15/29*                       2,823,096
                                                           -----------
                                                            15,615,443
                                                           -----------
TOTAL BONDS AND NOTES: 94.4%
(COST: $63,532,952)                                         63,490,944
                                                           -----------

SHORT-TERM                    DATE OF                         VALUE
OBLIGATION: 12.9%            MATURITY    COUPON             (NOTE 1)
--------------------------------------------------------------------------------
Repurchase Agreement
(Note 8): Purchased on
6/28/02; maturity value
USD 8,673,000 (with
State Street Bank &
Trust Co.,
collateralized by USD
8,665,000 Federal Home
Loan Bank Association--
4.55% due 7/23/03 with a
value of USD 8,852,294
(Cost: $8,763,000)            7/01/02     1.78%            $ 8,673,000
                                                           -----------
TOTAL INVESTMENTS: 107.3%
(COST: $72,295,952)                                         72,163,944
OTHER ASSETS LESS LIABILITIES:
  (7.3%)                                                    (4,895,125)
                                                           -----------
NET ASSETS: 100%                                           $67,268,819
                                                           ===========

-------------
* These securities are segregated as collateral for forward foreign currency contracts.

                        See Notes to Financial Statements

                    WORLDWIDE BOND FUND FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)

ASSETS:
Investments, at value (cost $72,295,952) (Note 1) ...............................    $ 72,163,944
Cash ............................................................................             969
Receivables:
    Interest ....................................................................       1,590,552
    Capital shares sold .........................................................         496,557
Unrealized appreciation on forward currency contracts ...........................         329,689
                                                                                     ------------
Total assets ....................................................................      74,581,711
                                                                                     ------------
LIABILITIES:
Payables:
    Securities purchased ........................................................       6,378,057
    Capital shares redeemed .....................................................         823,547
    Due to adviser ..............................................................          53,727
Accounts payable ................................................................          57,561
                                                                                     ------------
Total liabilities ...............................................................       7,312,892
                                                                                     ------------
Net assets ......................................................................    $ 67,268,819
                                                                                     ============
Shares outstanding ..............................................................       6,504,278
                                                                                     ============
Net asset value, redemption price and offering price per share ..................          $10.34
                                                                                     ============
Net assets consist of:
    Aggregate paid in capital ...................................................    $ 73,058,867
    Unrealized appreciation of investments, forward foreign currency and
       currency transactions ....................................................         367,556
    Accumulated net investment loss .............................................        (230,704)
    Accumulated realized loss ...................................................      (5,926,900)
                                                                                     ------------
 ................................................................................    $ 67,268,819
                                                                                     ============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
INCOME:
Interest income (net of foreign taxes withheld of $8,132) (Note 1)                   $  1,554,678
EXPENSES:
Management (Note 2) .................................................   $ 274,121
Administration (Note 2) .............................................         801
Reports to shareholders .............................................      26,403
Professional fees ...................................................      22,565
Trustees' fees and expenses .........................................      11,811
Custodian ...........................................................       9,336
Transfer agent ......................................................       3,249
Interest (Note 7) ...................................................         440
Other ...............................................................       4,525
                                                                        ---------
Total expenses ......................................................                     353,251
                                                                                     ------------
Net investment income ...............................................                   1,201,427
                                                                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):

Realized loss from security transactions ............................                    (127,608)
Realized loss from foreign currency transactions ....................                  (1,216,538)
Change in unrealized depreciation of investments ....................                     839,300
Change in unrealized depreciation of forward foreign currency
    contracts and foreign currency transactions .....................                   4,823,023
                                                                                     ------------
Net realized and unrealized gain on investments, forward foreign
    currency contracts and foreign currency transactions ............                   4,318,177
                                                                                     ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................                $  5,519,604
                                                                                     ============


                        See Notes to Financial Statements

                    WORLDWIDE BOND FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               SIX MONTHS ENDED   YEAR ENDED
                                                                                 JUNE 30, 2002   DECEMBER 31,
                                                                                  (UNAUDITED)        2001
                                                                               -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income ...................................................   $   1,201,427    $   2,949,463
   Realized gain (loss) from security transactions .........................        (127,608)         375,248
   Realized loss from foreign currency transactions ........................      (1,216,538)      (6,043,084)
   Change in unrealized appreciation (depreciation) of investments .........         839,300         (447,277)
   Change in unrealized depreciation of forward foreign currency contracts
     and foreign currency transactions .....................................       4,823,023         (254,684)
                                                                               -------------    -------------
   Net increase (decrease) in net assets resulting from operations .........       5,519,604       (3,420,334)
                                                                               -------------    -------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income ...................................................              --       (2,820,766)

CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares ...........................................      52,246,958      284,820,592
   Reinvestment of dividends and distributions .............................              --        2,820,766
   Cost of shares reacquired ...............................................     (42,625,238)    (303,355,339)
                                                                               -------------    -------------
   Net increase (decrease) in net assets resulting from capital share
     transactions ..........................................................       9,621,720      (15,713,981)
                                                                               -------------    -------------
   Total increase (decrease) in net assets .................................      15,141,324      (21,955,081)

NET ASSETS:
   Beginning of period .....................................................      52,127,495       74,082,576
                                                                               -------------    -------------
   End of period (including accumulated net investment loss of $230,704
     and $93,260, respectively) ............................................   $  67,268,819    $  52,127,495
                                                                               =============    =============

SHARES OF BENEFICIAL INTEREST ISSUED AND REDEEMED (UNLIMITED NUMBER OF $.001
   PAR VALUE SHARES AUTHORIZED)
   Shares sold .............................................................       5,345,167       29,347,655
   Reinvestment of dividends and distributions .............................              --          285,792
   Shares reacquired .......................................................      (4,373,502)     (31,242,655)
                                                                               -------------    -------------
   Net increase (decrease) .................................................         971,665       (1,609,208)
                                                                               =============    =============






                        See Notes to Financial Statements

                               WORLDWIDE BOND FUND
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                        SIX MONTHS ENDED                      YEAR ENDED DECEMBER 31,
                                          JUNE 30, 2002   ------------------------------------------------------------
                                           (UNAUDITED)      2001        2000          1999         1998         1997
                                        ----------------- -------      -------      -------      -------      -------
Net Asset Value, Beginning of period ....   $   9.42      $ 10.37      $ 10.69      $ 12.28      $ 10.99       $ 11.10
                                            --------      -------      -------      -------      -------       -------
Income From Investment Operations:
  Net Investment Income .................       0.19         0.57         0.52         0.61         0.57          0.48
  Net Realized and Unrealized Gain (Loss)
    on Investments and Foreign Currency
    Transactions ........................       0.73        (1.08)       (0.34)       (1.52)        0.82         (0.23)
                                            --------      -------      -------      -------      -------       -------
Total from Investment Operations ........       0.92        (0.51)        0.18        (0.91)        1.39          0.25
                                            --------      -------      -------      -------      -------       -------
Less Dividends and Distributions:
  Dividends from Net Investment Income ..         --        (0.44)       (0.50)       (0.47)       (0.10)        (0.36)
  Distributions from Realized Capital
     Gains ..............................         --           --           --        (0.21)         --             --
                                            --------      -------      -------      -------      -------       -------
Total Dividends and Distributions .......         --        (0.44)       (0.50)       (0.68)       (0.10)        (0.36)
                                            --------      -------      -------      -------      -------       -------
Net Asset Value, End of Period ..........   $  10.34      $  9.42      $ 10.37      $ 10.69      $ 12.28       $ 10.99
                                            ========      =======      =======      =======      =======       =======
Total Return (a) ........................       9.77%       (5.11)%       1.88%       (7.82)%      12.75%         2.38%


-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of period (000) .........    $67,269      $52,127      $74,083      $84,875     $119,283      $112,461
Ratio of Gross Expenses to Average
  Net Assets ............................       1.29%(c)     1.24%        1.21%        1.22%        1.15%         1.12%
Ratio of Net Expenses to Average
  Net Assets ............................       1.29%(c)     1.19%(b)     1.15%(b)     1.22%        1.15%         1.12%
Ratio of Net Investment Income to Average
  Net Assets ............................       8.84%(c)     4.62%        5.14%        4.92%        4.72%         4.31%
Portfolio Turnover Rate .................       7.77%       22.27%       19.14%       46.84%       30.59%       135.36%

-------------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period.

(b)  Excluding interest expense.

(c)  Annualized.









                        See Notes to Financial Statements

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act, of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Worldwide Bond Fund (the "Fund"), a non-diversified series of the Trust, in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national exchanges or on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies on the last business day of the period. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. DIVIDEND AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

- E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income, including amortization on premiums and discounts, is accrued as earned.

NOTE 2--MANAGEMENT AGREEMENT--Van Eck Associates Corporation (the "Adviser") earned fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1% on the first $500 million of average daily net assets, 0.90 of 1% on the next $250 million and 0.70 of 1% on the excess over $750 million. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation. In accordance with the advisory agreement, the Fund paid the Adviser for costs incurred in connection with certain administrative functions.

NOTE 3--INVESTMENTS--Purchases and proceeds from sales of securities, other than short-term obligations, aggregated $13,734,204 and $4,038,470 respectively, for the six months ended June 30, 2002. For federal income tax purposes, the identified cost of investments owned at June 30, 2002 was $72,205,952. At June 30, 2002, net unrealized depreciation for federal income tax purposes aggregated $42,008, of which $2,892,427 related to appreciated securities and $2,934,453 related to depreciated securities.

NOTE 4--FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions. At June 30, 2002, the Fund had the following outstanding forward foreign currency contracts:

                         VALUE AT
                        SETTLEMENT      CURRENT   UNREALIZED
CONTRACTS                  DATE          VALUE   APPRECIATION
---------               ----------      -------  ------------
FORWARD FOREIGN CURRENCY BUY CONTRACTS:
CAD  5,026,684
     Expiring 7/05/02    $3,316,849    $3,324,966   $   8,117
JPY  1,000,000,000
     Expiring 9/18/02     8,075,065     8,396,637     321,572
                                                    ---------
                                                    $ 329,689
                                                    =========

The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

NOTE 5--CONCENTRATION OF RISK--The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays. Since the Fund may have significant investments in foreign debt securities it may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities.

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(CONTINUED)

NOTE 6--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes. As of June 30, 2002, the net value of the assets and corresponding liability of the Fund's portion of the Plan is $44,011.

NOTE 7--BANK LINE OF CREDIT--The Trust may participate with other funds managed by Van Eck (the "Van Eck Funds") in a $45 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Van Eck Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Van Eck Funds have agreed to pay commitment fees, pro rata, based on usage. Interest is charged to the Van Eck Funds at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2002, the Fund borrowed an average daily amount of $33,975 at a weighted average interest rate of 2.25% under the Facility. At June 30, 2002, there were no outstanding borrowings under the Facility.

NOTE 8--REPURCHASE AGREEMENT--Collateral for a repurchase agreement, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1), AGE,                                       NUMBER OF
POSITION(S) HELD WITH      PRINCIPAL                         PORTFOLIOS IN
FUND AND LENGTH OF         OCCUPATION(S)                     FUND COMPLEX
SERVICE AS A VAN ECK       DURING PAST                       OVERSEEN            OTHER DIRECTORSHIPS
TRUSTEE(2):                FIVE YEARS:                       BY TRUSTEE          HELD:
---------------------      --------------                    --------------      -------------------

INTERESTED TRUSTEES:
--------------------
John C. van Eck, CFA       Chairman, Van Eck                      12             Chairman of the Board
(86)+*                     Associates Corporation and                            and President of two other
Chairman and Trustee       Van Eck Securities                                    investment companies advised
since 1985                 Corporation                                           by the Adviser

Jan F. van Eck             Director, Van Eck Associates           10             Trustee of another investment
(38)+**                    Corporation; President and Director,                  company advised by the Adviser
Trustee since 2000         Van Eck Securities Corporation
                           and other affiliated companies;
                           President and Director, Van Eck
                           Capital, Inc.; President and Director,
                           Van Eck Absolute Return Advisers
                           Corporation

Derek S. van Eck           President of Worldwide Hard Assets     10             Trustee of another
(36)+**                    Fund series and the Worldwide Real                    investment company
Trustee since 1999         Estate Fund series of Van Eck                         advised by the Adviser
                           Worldwide Insurance Trust and the
                           Global Hard Assets Fund series of
                           Van Eck Funds; Executive Vice
                           President, Director, Global
                           Investments and President and
                           Director of Van Eck Associates
                           Corporation and Executive Vice
                           President and Director of Van Eck
                           Securities Corporation and other
                           affiliated companies.

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------



TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1), AGE,                                       NUMBER OF
POSITION(S) HELD WITH      PRINCIPAL                         PORTFOLIOS IN
FUND AND LENGTH OF         OCCUPATION(S)                     FUND COMPLEX
SERVICE AS A VAN ECK       DURING PAST                       OVERSEEN            OTHER DIRECTORSHIPS
TRUSTEE(2):                FIVE YEARS:                       BY TRUSTEE          HELD:
---------------------      --------------                    --------------      -------------------

INDEPENDENT TRUSTEES:
--------------------
Jeremy H. Biggs            Vice Chairman, Director                12             Trustee/Director of two investment
(66)++                     and Chief Investment Officer,                         companies advised by the
Trustee since 1990         Fiduciary Trust Company                               Adviser; Chairman, Davis Funds
                           International                                         Group; Treasurer and Director,
                                                                                 Royal Oak Foundation; Director,
                                                                                 Union Settlement Association;
                                                                                 First Vice President, Trustee and
                                                                                 Chairman, Finance Committee,
                                                                                 St. James School

Richard C. Cowell          Private investor                       10             Trustee of another investment
(74)++P.                                                                          company advised by the Adviser;
Trustee since 1985                                                               Director, West Indies &
                                                                                 Caribbean Development Ltd.

Philip D. DeFeo            Chairman, Pacific                      10             Trustee of another investment
(56)                       Stock Exchange                                        company advised by the Adviser
Trustee since 1998

David J. Olderman          Private investor                       12             Trustee/Director of two other
(66)++P.                                                                          investment companies advised
Trustee since 1994                                                               by the Adviser

Ralph F. Peters            Private investor                       10             Trustee of another investment
(73)*++P.                                                                         company advised by the
Trustee since 1987                                                               Adviser; Director, Sun Life
                                                                                 Insurance and Annuity Company
                                                                                 of New York; Director, U.S. Life
                                                                                 Income Fund, Inc.

Richard D. Stamberger      President, SmartBrief.com              12             Trustee of two other investment
(43)++P.                                                                          companies advised by the
Trustee since 1994                                                               Adviser; Partner and Co-founder,
                                                                                 Quest Partners, LLC; Executive
                                                                                 Vice President, Chief Operating
                                                                                 Officer and Director of NuCable
                                                                                 Resources Corporation

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------



TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1), AGE,
POSITION(S) HELD WITH      PRINCIPAL
FUND AND LENGTH OF         OCCUPATION(S)
SERVICE AS A VAN ECK       DURING PAST                                           OTHER DIRECTORSHIPS
TRUSTEE(2):                FIVE YEARS:                                           HELD:
---------------------      --------------                                        -------------------

OFFICERS:
---------
Bruce J. Smith             Senior Vice President and Chief                       Officer of two other
(47)                       Financial Officer, Van Eck Associates                 investment companies
Officer since 1985         Corporation; Senior Managing                          advised by the Adviser
                           Director, Van Eck Securities Corporation

Thomas H. Elwood           Vice President, Secretary and General                 Officer of two other
(54)                       Counsel, Van Eck Associates Corporation,              investment companies
Officer since 1998         Van Eck Securities Corporation and                    advised by the Adviser
                           other affiliated companies

Alex W. Bogaenko           Director of Portfolio Administration,                 Controller of two
(39)                       Van Eck Associates Corporation and                    other investment companies
Officer since 1997         Van Eck Securities Corporation                        advised by the Adviser

Charles T. Cameron         Director of Trading, Van Eck                          Vice President of another
(42)                       Securities Corporation; Co-Portfolio                  investment company
Officer since 1996         Manager, Worldwide Bond Fund Series                   advised by the Adviser

Susan C. Lashley           Managing Director, Mutual Fund                        Vice President of another
(47)                       Operations, Van Eck Securities                        investment company
Officer since 1988         Corporation                                           advised by the Adviser

------------------------
  (1) The address for each Trustee/Officer is 99 Park Avenue, 8th Floor, New York, NY 10016.

  (2) Each trustee serves for an indefinite term, until his resignation, death or removal. Officers are elected yearly by the Trustees.

   + An "interested person" as defined in the 1940 Act. John C. van Eck, Jan van Eck and Derek van Eck are interested trustees as they own shares and are on the Board of Directors of the investment adviser.

   * Member of Executive Committee--exercises general powers of Board of Trustees between meetings of the Board.

  **  Son of Mr. John C. van Eck.

  ++  Member of the Nominating Committee.

  P. Member of Audit Committee--reviews fees, services, procedures, conclusions and recommendations of independent auditors.

                                                            [Graphic Omitted]
                                                        Retire on YOUR Terms(SM)
                                                           VARIABLE ANNUITIES
[Graphic Omitted]
Investment Adviser:    Van Eck Associates Corporation
      Distributor:     Van Eck Securities Corporation
                       99 Park Avenue, New York, NY 10016    www.vaneck.com

This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing. Additional information about the Fund's Board of Trustees is provided in the "Statement of Additional Information" that is available by calling 1-800-826-2333 or by visiting www.vaneck.com.